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Exhibit 99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               (A) SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Concentrax, Inc. (the "Company") on Form 10Q-SB for the quarter ended March 31, 2003 as filed with the Securities & Exchange Commission (the "Report"),each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report Fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:                   July 1, 2003      By:  /s/    Mark Gifford
                                              ------------------------------
                                               Mark Gifford,
                                               President, Chairman of the Board


Dated:                   July 1, 2003      By: /s/  Paul Smith
                                              ------------------------------
                                               Paul Smith
                                               CFO, Treasurer and Director



                                               By: /s/ Robert Michael Looney
Dated:                   July 1, 2003          ------------------------------
                                               Robert Michael Looney
                                               Secretary, Director


                                               By:  /s/ Jeremy Wessels,
Dated:                   July 1, 2003          ---------------------------
                                               Jeremy Wessels,
                                               CTO and Director



                                               By: /s/ E. Terry Jaramillo,
Dated:                   July 1, 2003          ----------------------------
                                               E. Terry Jaramillo,
                                               Director


                                               By /s/  Carlos Gonzalez,
Dated:                   July 1, 2003          ---------------------------
                                               Carlos Gonzalez
                                               Director

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